UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

THE HACKETT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Online Go to www.investorvote.com/hckt or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 am CT, on April 30, 2026. The Hackett Group, Inc. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for The Hackett Group, Inc. Shareholder Meeting to be Held on April 30, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and Annual Report including the Company’s Form 10-K are available at: www.investorvote.com/hckt Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/hckt. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 20, 2026 to facilitate timely delivery. 2 NOT

The Hackett Group, Inc. Shareholder Meeting Notice The Hackett Group, Inc.’s Annual Meeting of Shareholders will be held on April 30, 2026 at 1001 Brickell Bay Drive, 30th Floor, Miami, Florida at 11:00 am ET. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR the nominee and FOR Proposals 2, 3, and 4: 1. Election of Director: 01—John R. Harris 2. To approve an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to (i) increase the number of shares under the Purchase Plan by 250,000 shares, and (ii) extend the current term of the Purchase Plan by three years to July 1, 2031; 3. To approve, in an advisory vote, the Company’s executive compensation; 4. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2027. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/hckt. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials The Hackett Group Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 20, 2026.